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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               AEROCENTURY CORP.
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             (Exact name of registrant as specified in its charter)


                     DELAWARE                                                      94-3263974
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      (State of incorporation or organization)                         (I.R.S. Employer Identification No.)

1440 CHAPIN AVENUE, SUITE 310, BURLINGAME, CALIFORNIA                                 94010
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      (Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code                                (415)696-3900
                                                         --------------------------------------------------------------


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /


Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of each class                                   Name of each exchange on which
                  to be registered                                     each class is to be registered


           COMMON STOCK, $0.001 PAR VALUE                                 American Stock Exchange
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


Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)
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Item 1.        Description of Registrant's Securities to be Registered

               Incorporated herein by reference to page 92 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 8, 1997, as amended by Amendment No. 4 filed with the Commission on August 26, 1997 (the "1933 Registration Statement").



Item 2.        Exhibits

               The following Exhibits are filed herewith:

               1. Form of Amended and Restated Certificate of Incorporation of
                  the Registrant.  Incorporated herein by reference is
                  Exhibit 3.08 to the 1933 Registration Statement.
               2. Form of Bylaws of the Registrant.  Incorporated herein by reference is Exhibit 3.02 to the 1933 Registration Statement.


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                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: September 18, 1997                AeroCentury Corp.



                                        By: /s/ Neal D. Crispin
                                            ---------------------------------
                                            Name:  Neal D. Crispin
                                            Title: President